GUINNESS ATKINSON FUNDS

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

Supplement dated July 1, 2024

to the Fund’s Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2024

The Board of Trustees of the Guinness Atkinson Funds (the “Trust”) has approved a plan to liquidate and terminate the Guinness Atkinson Renminbi Yuan & Bond Fund (the “Fund”). The plan of liquidation provides that the Fund will cease its business, liquidate its assets and distribute its liquidation proceeds to all of the Fund’s shareholders of record. Final liquidation of the Fund is currently expected to occur on or before August 20, 2024, but this date may be extended. Shareholders will receive liquidation proceeds as soon as practicable after the liquidation date.

The Fund will cease accepting purchase orders and will be closed to all new and existing investors on July 3, 2024.

As of July 3, 2024, the Fund will suspend the imposition of the 2% redemption fee on shares held fewer than 30 days.

As the liquidation of the Fund approaches, the Fund will deviate from its investment objective, investment strategies and investment policies as set forth in the Prospectus and will instead engage in business activities to wind down the Fund. During this period, a larger portion of the Fund’s assets will be held in cash and similar investments in order to prepare for orderly liquidation and to meet anticipated redemption requests. This may adversely affect the Fund’s investment performance. The impending liquidation of the Fund may result in large redemptions.

Shareholders of the Fund may redeem their shares at any time prior to the liquidation date. Shareholders remaining in the Fund may bear increased transaction expenses incurred in connection with the disposition of the Fund’s portfolio holdings. Any such transaction costs would reduce any distributable net capital gains. If a shareholder has not redeemed his or her shares by the liquidation date, the shares will automatically be redeemed, and proceeds will be sent to the shareholder of record. Liquidation proceeds will be paid in cash at the Fund’s applicable net asset value per share.

The redemption of shares held by a shareholder as part of the liquidation generally will be considered a taxable event for Federal income tax purposes and may cause shareholders to recognize a gain or loss. Before the final liquidation, the Fund may make distributions of income and capital gains. These distributions will have the tax and other consequences described in the Fund’s prospectus and statement of additional information. A shareholder should consult with the shareholder’s tax advisor to discuss the Fund’s liquidation and the tax consequences to the shareholder.

The dates set forth in this supplement may be changed without notice by the officers of the Guinness Atkinson Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.